Exhibit 32.1

CERTIFICATION PURSUANT TO 18
U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the year ended December 31, 2012 (the “Report”) of Kandi Technologies Group, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Hu Xiaoming, President and Chief Executive Officer and Zhu Xiaoying, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hu Xiaoming
Hu Xiaoming
President and Chief Executive Officer

/s/ Zhu Xiaoying
Zhu Xiaoying
Chief Financial Officer

April 1, 2013